Accrued expenses and other payables	12 Months Ended
Dec. 31, 2014
Payables and Accruals [Abstract]
Accrued expenses and other payables
Accrued expenses and other payables

Accrued expenses and other payables consist of the following:

	December 31,
	2013	2014
Personnel related items	20,967	22,319
Deferred revenue	7,346	8,409
Financing related items	344	3,106
Other	9,904	14,159
Total accrued expenses and other payables	38,561	47,993

Personnel related items comprise accrued management bonuses, accrued vacation days, accrued wage tax, social securities and pension premiums. Deferred revenue consists of the revenue relating to the undelivered elements of the arrangements. This part of revenue is deferred at their relative selling prices until delivery of these elements. Financing related items as of December 31, 2014 comprises the accrual for settlement of shares repurchased. Other include accruals for VAT and other taxes and down payments from customers.